SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported):
May 31, 2007
INTERNATIONAL GAME TECHNOLOGY
(Exact name of registrant as specified in its charter)

Nevada	001-10684	88-0173041

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

9295 Prototype Drive, Reno, Nevada 89521

(Address of principal executive offices) (Zip Code)

(775) 448-7777

(Registrant’s telephone number, including area code)

not applicable

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Item 8.01 Other Events.
Item 9.01 Financial Statements and Exhibits.
SIGNATURES
INDEX TO EXHIBITS
EXHIBIT 99.1

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
As announced on June 4, 2007, the International Game Technology (IGT) Board of Directors took the following action on May 31, 2007. The appointments are subject to regulatory approval.
Stephen W. Morro, age 49, was appointed Chief Operating Officer. Mr. Morro has been with IGT since 1988. He has served as President-Gaming Division since 2005, responsible for all areas of IGT’s North America operations including sales, product development, engineering and manufacturing. Between 1988 and 2005 Mr. Morro served IGT in a variety of positions, including Vice President Eastern Region Sales from 2004 to 2005 and Director of Progressive Systems from 1996 to 2004.
Maureen T. Mullarkey’s resignation from her position as Executive Vice President, Chief Financial Officer and Treasurer was accepted. As previously announced she will continue to serve in a transitional, non-executive capacity through the remainder of her employment agreement expiring January 22, 2008.
Daniel R. Siciliano, age 38, was appointed Chief Accounting Officer and Treasurer. He will also serve as IGT’s interim Principal Financial Officer while IGT continues its search for a Chief Financial Officer. In his new role, Mr. Siciliano will direct IGT’s finance, accounting, treasury and tax functions. Mr. Siciliano’s annual base salary is $250,000. Mr. Siciliano served IGT as Vice President of Corporate Finance and Treasury since 2004, Director of Corporate Finance and Treasury from 2003 to 2004, and Director of International Finance and Treasury from 2001 to 2003. Mr. Siciliano is a certified public accountant, holding a BS and an MBA from the University of Nevada, Las Vegas. Prior to joining IGT, Mr. Siciliano was the Corporate Controller of Anchor Gaming and an audit manager for Deloitte & Touche.
Compensation arrangements for Mr. Morro and Mr. Siciliano also include other benefits offered executive officers under IGT Plans for Management Bonus (including Cash Sharing), Stock Incentives, Profit Sharing, and Deferred Compensation as more fully described in exhibits to our annual report on Form 10-K.
Mr. Morro and Mr. Siciliano have no family relationships with any IGT director or executive officer and have had no reportable related party transactions with IGT under Item 404(a) of Regulation S-K.
A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
Item 8.01 Other Events.
On May 31, 2007 the IGT Board of Directors appointed Patti Hart to chair the Audit Committee, and Leslie Heisz to chair and Richard Burt to serve as a member of the Nominating and Corporate Governance Committee. Ms. Heisz and Mr. Burt continue as members of the Audit Committee. Ms. Heisz and Frederick Rentschler continue as members of the Nominating and Corporate Governance Committee. The Compensation Committee comprised of Mr. Rentschler (Chair), Ms. Hart and Mr. Burt remains unchanged.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits
99.1	Press Release dated June 4, 2007

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

INTERNATIONAL GAME TECHNOLOGY Date: June 4, 2007
By:	/s/ David D. Johnson
	Name:	David D. Johnson
	Title:	Executive Vice President, General Counsel and Secretary

INDEX TO EXHIBITS

Exhibit	Description
99.1	Press Release dated June 4, 2007